Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

Smith & Wesson Holding Corp.

(413) 747-6284

lsharp@smith-wesson.com

Smith & Wesson Holding Corporation Reports

Second Quarter Fiscal 2016 Financial Results

- Net Sales of $143.2 Million for Second Quarter, up 32.1% Year-Over-Year

- Second Quarter GAAP Net Income Per Diluted Share of $0.22

- Second Quarter Non-GAAP Net Income Per Diluted Share of $0.25

- Company Raises Full Year Fiscal 2016 Revenue and Net Income Outlook

SPRINGFIELD, Mass., December 8, 2015 — Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC), a leader in firearm manufacturing and design, today announced financial results for the fiscal second quarter ended October 31, 2015.

Second Quarter Fiscal 2016 Financial Highlights

•	Quarterly net sales were $143.2 million, an increase of 32.1% over the second quarter last year. Firearms division net sales of $124.9 million increased by 15.2% over the comparable quarter last year. Accessories division net sales of $18.4 million increased by 24.6% over the comparable quarter last year, which was prior to the company’s acquisition of Battenfeld Technologies, Inc. (BTI) on December 11, 2014.

•	Gross margin for the quarter was 39.2% compared with 32.1% in the comparable quarter last year.

•	Quarterly GAAP net income was $12.5 million, or $0.22 per diluted share, compared with $5.1 million, or $0.09 per diluted share, for the comparable quarter last year. Second quarter 2016 GAAP net income per diluted share included an expense of $0.03 for amortization expense, net of tax, related to the acquisition of BTI.

•	Quarterly non-GAAP net income was $14.2 million, or $0.25 per diluted share, compared with $5.2 million, or $0.10 per diluted share, for the comparable quarter last year.

•	Quarterly non-GAAP Adjusted EBITDAS was $33.4 million, or 23.3% of net sales.

James Debney, Smith & Wesson Holding Corporation President and Chief Executive Officer, said, “The combined strength of our firearms and accessories divisions delivered results that exceeded our financial guidance for sales and net income, reflecting the successful implementation of our growth strategy. Based on our second quarter performance, we are raising our fiscal 2016 guidance for revenue as well as net income. Higher revenue in our firearms division was driven by increased orders for our Smith & Wesson SDVE polymer pistols, M&P® Shield™ and M&P BODYGUARD® polymer pistols, and our long guns, especially our Thompson/Center™ Venture™ bolt-action rifles. Our accessories division, which was established less than one year ago, also continued to deliver excellent results, with double-digit, year-over-year revenue growth and gross margins that came in above the year-ago quarter. During the second quarter, we introduced a range of new products including the new Thompson/Center Strike™ Muzzleloader; the M&P BODYGUARD 380 with Crimson Trace® Green Laserguard®; the M&P Shield pistol with tritium night sights, a new engraved SW1911 pistol from Smith & Wesson Custom Engraving; and from our Performance Center, the new ported M&P Shield in 9mm and 40S&W for enhanced performance. We look forward to showcasing these new products, and others, at SHOT Show in January.”

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, said, “Our gross margin performance was strong in the second quarter, driven by the favorable impact of increased production volumes in our firearms division and by gross margins in our accessories division in excess of 50.0%. For the first half of fiscal 2016, we generated $22.8 million in operating cash flow and $8.6 million in free cash flow despite our seasonal inventory build in preparation for the hunting and holiday shopping seasons. Our balance sheet remains healthy as we ended the second quarter with cash of $54.1 million and no borrowings on our $175.0 million revolving line of credit.”

Financial Outlook

SMITH & WESSON HOLDING CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Three Months Ending January 31, 2016		Range for the Year Ending April 30, 2016
Net sales (in thousands)	$150,000	$155,000	$625,000	$635,000

GAAP income per share - diluted	$0.24	$0.26	$1.11	$1.16
Amortization of acquired intangible assets	0.05	0.05	0.19	0.19
Debt extinguishment costs	—	—	0.03	0.03
Bond premium paid	—	—	0.05	0.05
Insurance recovery costs	—	—	(0.03)	(0.03)
Tax effect of non-GAAP adjustments	(0.02)	(0.02)	(0.09)	(0.09)

Non-GAAP income per share - diluted	$0.27	$0.29	$1.26	$1.31

Conference Call and Webcast

The company will host a conference call and webcast today, December 8, 2015, to discuss its second quarter fiscal 2016 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call will be webcast live and is scheduled to begin at 5:00 p.m. Eastern Time. The live audio broadcast and replay of the conference call can be accessed on Smith & Wesson’s website at www.smith-wesson.com (Windows Media is required). Those interested in listening to the conference call via telephone may call directly at 877-415-3182 and reference conference code 95372579. No RSVP is necessary. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income” and “Adjusted EBITDAS” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) insurance recovery costs, (v) acquisition-related costs, (vi) bond premium, (vii) debt extinguishment costs, (viii) the tax effect of non-GAAP adjustments, (ix) interest expense, (x) income taxes, (xi) depreciation and amortization, (xii) stock-based compensation expense, (xiii) DOJ and SEC costs, (xiv) payments for acquisitions, and (xv) receipts from note receivables; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson

Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality firearms, related products, and training to the global military, law enforcement, and consumer markets. The company’s firearms division brands include Smith & Wesson®, M&P®, and Thompson/Center Arms™. As a leading provider of shooting, reloading, gunsmithing, and gun cleaning supplies, the company’s accessories division produces innovative, high-quality products under several brands, including Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, and Hooyman® Premium Tree Saws. Smith & Wesson facilities are located in Massachusetts, Maine, Connecticut, and Missouri. For more information on Smith & Wesson, call (800) 331-0852 or log on to www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include our belief regarding the successful implementation of our growth strategy; new products to be showcased at SHOT Show; and our expectations for net sales, GAAP net income per diluted share, and non-GAAP net income per diluted share for the third quarter of fiscal 2016 as well as net sales, GAAP net income per diluted share, and non-GAAP net income per diluted share for fiscal 2016. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
	(In thousands, except per share data)
Net sales	$143,242	$108,446	$291,005	$240,315
Cost of sales	87,027	73,606	175,920	156,357

Gross profit	56,215	34,840	115,085	83,958

Operating expenses:
Research and development	2,695	1,473	5,091	2,929
Selling and marketing	12,536	8,850	21,754	16,797
General and administrative	19,202	13,743	36,640	27,783

Total operating expenses	34,433	24,066	63,485	47,509

Operating income	21,782	10,774	51,600	36,449

Other (expense)/income:
Other (expense)/income, net	(5)	(11)	(12)	(17)
Interest income	27	20	77	44
Interest expense	(2,323)	(2,914)	(9,573)	(4,898)

Total other (expense)/income, net	(2,301)	(2,905)	(9,508)	(4,871)

Income before income taxes	19,481	7,869	42,092	31,578
Income tax expense	7,015	2,819	15,214	11,972

Net income	12,466	5,050	26,878	19,606
Net income per share:
Basic	$0.23	$0.09	$0.49	$0.36

Diluted	$0.22	$0.09	$0.48	$0.35

Weighted average number of common shares outstanding:
Basic	54,447	53,545	54,333	54,188
Diluted	55,668	54,651	55,621	55,435

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of
	October 31, 2015	April 30, 2015
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$54,064	$42,222
Accounts receivable, net of allowance for doubtful accounts of $669 on October 31, 2015 and $722 on April 30, 2015	50,153	55,280
Inventories	100,897	76,895
Prepaid expenses and other current assets	6,893	6,306
Deferred income taxes	16,373	16,373
Income tax receivable	6,476	—

Total current assets	234,856	197,076

Property, plant, and equipment, net	138,396	133,844
Intangibles, net	67,803	73,768
Goodwill	76,057	75,426
Other assets	6,704	10,811

	$523,816	$490,925

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$31,338	$32,360
Accrued expenses	20,707	19,021
Accrued payroll	13,428	7,556
Accrued income taxes	—	4,224
Accrued taxes other than income	4,599	5,281
Accrued profit sharing	3,652	6,165
Accrued warranty	6,220	6,404
Current portion of notes payable	6,300	—

Total current liabilities	86,244	81,011
Deferred income taxes	33,341	33,905
Notes payable, net of current portion of notes payable	169,282	170,933
Other non-current liabilities	9,618	10,706

Total liabilities	298,485	296,555

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 70,118,491 shares issued and 54,555,869 shares outstanding on October 31, 2015 and 69,625,081 shares issued and 54,062,459 shares outstanding on April 30, 2015	70	70
Additional paid-in capital	223,587	219,198
Retained earnings	174,230	147,352
Accumulated other comprehensive (loss)/income	(233)	73
Treasury stock, at cost (15,562,622 shares on October 31, 2015 and April 30, 2015)	(172,323)	(172,323)

Total stockholders’ equity	225,331	194,370

	$523,816	$490,925

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended
	October 31, 2015	October 31, 2014
	(In thousands)
Cash flows from operating activities:
Net income	$26,878	$19,606
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation and amortization	21,066	12,983
Loss/(gain) on sale/disposition of assets	19	(86)
Provisions for/(recoveries of) losses on accounts receivable	(72)	230
Stock-based compensation expense	3,247	2,801
Changes in operating assets and liabilities (net effect of acquisitions):
Accounts receivable	5,199	6,873
Inventories	(24,002)	(9,622)
Prepaid expenses and other current assets	(587)	(2,786)
Income tax payable	(10,700)	397
Accounts payable	(1,022)	(14,206)
Accrued payroll	5,872	(9,012)
Accrued taxes other than income	(682)	(988)
Accrued profit sharing	(2,513)	(8,560)
Accrued expenses	1,671	(1,058)
Accrued warranty	(184)	(459)
Other assets	(156)	(137)
Other non-current liabilities	(1,273)	596

Net cash provided by/(used in) operating activities	22,761	(3,428)

Cash flows from investing activities:
Payments for the net assets of Tri-Town Precision Plastics, Inc.	—	(24,095)
Refunds of deposits on machinery and equipment	4,222	1,204
Receipts from note receivable	41	40
Payments to acquire patents and software	(136)	(84)
Proceeds from sale of property and equipment	61	225
Payments to acquire property and equipment	(18,352)	(21,200)

Net cash used in investing activities	(14,164)	(43,910)

Cash flows from financing activities:
Proceeds from loans and notes payable	105,000	75,000
Cash paid for debt issue costs	(1,024)	(2,333)
Payments on capital lease obligation	(298)	(298)
Payments on notes payable	(101,575)	—
Payments to acquire treasury stock	—	(30,040)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	1,758	1,432
Payroll taxes paid as a result of restricted stock unit withholdings	(1,690)	(1,107)
Excess tax benefit of stock-based compensation	1,074	197

Net cash provided by financing activities	3,245	42,851

Net increase/(decrease) in cash and cash equivalents	11,842	(4,487)
Cash and cash equivalents, beginning of period	42,222	68,860

Cash and cash equivalents, end of period	$54,064	$64,373

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$9,271	$3,106
Income taxes	24,936	11,682

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	October 31, 2015		October 31, 2014		October 31, 2015		October 31, 2014
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$56,215	39.2%	$34,840	32.1%	$115,085	39.5%	$83,958	34.9%
Discontinued operations	—	—	—	—	52	0.0%	—	—

Non-GAAP gross profit	$56,215	39.2%	$34,840	32.1%	$115,137	39.6%	$83,958	34.9%

GAAP operating expenses	$34,433	24.0%	$24,066	22.2%	$63,485	21.8%	$47,509	19.8%
Amortization of acquired intangible assets	(2,656)	-1.9%	(215)	-0.2%	(4,729)	-1.6%	(215)	-0.1%
TCA accessories transition costs	(70)	0.0%	—	—	(151)	-0.1%	—	—
Discontinued operations	(24)	0.0%	(61)	-0.1%	(45)	0.0%	(157)	-0.1%
Insurance recovery costs	—	—	—	—	1,791	0.6%	—	—
Acquisition-related costs	—	—	(7)	0.0%	—	—	(442)	-0.2%

Non-GAAP operating expenses	$31,683	22.1%	$23,783	21.9%	$60,351	20.7%	$46,695	19.4%

GAAP operating income	$21,782	15.2%	$10,774	9.9%	$51,600	17.7%	$36,449	15.2%
Amortization of acquired intangible assets	2,656	1.9%	215	0.2%	4,729	1.6%	215	0.1%
TCA accessories transition costs	70	0.0%	—	—	151	0.1%	—	—
Discontinued operations	24	0.0%	61	0.1%	45	0.0%	157	0.1%
Insurance recovery costs	—	—	—	—	(1,791)	-0.6%	—	—
Acquisition-related costs	—	—	7	0.0%	4,729	1.6%	442	0.2%

Non-GAAP operating income	$24,532	17.1%	$11,057	10.2%	$59,463	20.4%	$37,263	15.5%

GAAP net income	$12,466	8.7%	$5,050	4.7%	$26,878	9.2%	$19,606	8.2%
Bond premium paid	—	—	—	—	2,938	1.0%	—	—
Amortization of acquired intangible assets	2,656	1.9%	215	0.2%	4,729	1.6%	215	0.1%
Debt extinguishment costs	—	—	—	—	1,723	0.6%	—	0.0%
TCA accessories transition costs	70	0.0%	—	—	151	0.1%	—	—
Discontinued operations	24	0.0%	61	0.1%	97	0.0%	157	—
Insurance recovery costs	—	—	—	—	(1,791)	-0.6%	—	—
Acquisition-related costs	—	—	7	0.0%	—	—	442	0.2%
Tax effect of non-GAAP adjustments	(1,021)	-0.7%	(105)	-0.1%	(2,903)	-1.0%	(222)	-0.1%

Non-GAAP net income	$14,195	9.9%	$5,228	4.8%	$31,822	10.9%	$20,198	8.4%

GAAP net income per share - diluted	$0.22		$0.09		$0.48		$0.35
Bond premium paid	—		—		0.05		—
Amortization of acquired intangible assets	0.05		0.01		0.09		0.00
Debt extinguishment costs	—		—		0.03		—
TCA accessories transition costs	0.00		—		0.00		—
Discontinued operations	0.00		0.00		0.00		0.00
Insurance recovery costs	—		—		(0.03)		—
Acquisition-related costs	—		0.00		—		0.01
Tax effect of non-GAAP adjustments	(0.02)		(0.00)		(0.05)		(0.00)

Non-GAAP net income per share - diluted	$0.25		$0.10		$0.57		$0.36

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Net cash provided by/(used in) operating activities	$6,136	$(14,208)	$22,761	$(3,428)
Net cash used in investing activities	(7,075)	(5,214)	(14,164)	(43,910)
Payments for the net assets of Tri-Town Precision Plastics, Inc.	—	—	—	24,095
Receipts from note receivable	(20)	(19)	(41)	(40)

Free cash flow	$(959)	$(19,441)	$8,556	$(23,283)

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended
	October 31, 2015	October 31, 2014
GAAP net income	$12,466	$5,050
Interest expense	2,323	2,914
Income tax expense	7,015	2,819
Depreciation and amortization	9,818	6,485
Stock-based compensation expense	1,702	1,220
TCA accessories transition costs	70	—
Discontinued operations	24	61
Acquisition-related costs	—	7
DOJ/SEC costs	(20)	258

Non-GAAP Adjusted EBITDAS	$33,398	$18,814

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Six Months Ended
	October 31, 2015	October 31, 2015
GAAP net income	$26,878	$19,606
Interest expense	9,573	4,898
Income tax expense	15,214	11,972
Depreciation and amortization	18,817	12,324
Stock-based compensation expense	3,247	2,801
TCA Accessories transition costs	151	—
Discontinued operations	97	157
Acquisition-related costs	—	442
DOJ/SEC costs, including insurance recovery costs	(1,790)	691

Non-GAAP Adjusted EBITDAS	$72,187	$52,891